HAMPSHIRE GROUP, LIMITED


                                 Notice of 2005


                                 Annual Meeting


                                       And


                                 Proxy Statement

                                 ANNUAL MEETING
                                 SECURITY NOTICE


In consideration of security procedures at HSBC Bank (location of the 2005 Stockholders' Meeting), we recommend that if you know in advance that you plan to attend, let us help expedite your entry into the building by advance clearance. Please give notice to Lanna Taylor by email at ltaylor@hamp.com or phone (864) 622-0813.

Of course, you may arrive unannounced, and we will have Company personnel available to assist you in clearing security.

                            HAMPSHIRE GROUP, LIMITED
                  215 Commerce Boulevard - Anderson, SC 29625
                   Phone: (864) 225-6232 - Fax: (864) 225-4421
                                 April 11, 2005


Dear Fellow Stockholder:

     We cordially invite you to attend the Annual Meeting of Stockholders of Hampshire Group, Limited on Thursday, May 19, 2005. The meeting will be held at 10:00 A.M., at HSBC Bank, 452 Fifth Avenue, Eleventh Floor, New York, New York.

     The official Notice of the Annual Meeting, Proxy Statement and the accompanying Proxy are enclosed with this letter. The Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

     After the formal part of the meeting, members of management will be making a presentation regarding the Company's performance for the past year and there will be an opportunity for Stockholders to ask questions of the management group or to comment on matters pertaining to the Company operations.

     The vote of every Stockholder is important. To ensure proper representation of your shares at the meeting, please complete, sign and date the enclosed proxy card and return it as soon as possible, even if you currently plan to attend the Annual Meeting. The advance signing of your proxy card will not prevent you from voting in person if you attend, but will ensure that your vote will be counted if for any reason you are unable to attend.

     Prompt submission of your proxy card will be greatly appreciated.

                               Sincerely,



                               /s/ Ludwig Kuttner
                               ------------------
                               Ludwig Kuttner
                               Chairman of the Board, President
                               and Chief Executive Officer

                            HAMPSHIRE GROUP, LIMITED
                             215 Commerce Boulevard
                               Anderson, SC 29625

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 19, 2005


Notice is hereby given that the Annual Meeting of Stockholders of Hampshire Group, Limited, a Delaware corporation (the "Company"), will be held at 10:00 A.M. on Thursday, May 19, 2005, at HSBC Bank USA, 452 Fifth Avenue, Floor 11, New York, New York, to consider and act on the following proposals:

1. To elect five Directors to serve until the next Annual Meeting of Stockholders; and

2. To consider and act upon any other matters that may properly come before the meeting, or any and all postponements or adjournments thereof.

Information regarding the matters to be considered and voted upon at the Annual Meeting is set forth in the Proxy Statement accompanying this Notice of Annual Meeting.

Stockholders of record at the close of business on April 7, 2005, will be entitled to receive notice of, and to vote at, the Annual Meeting, or any postponements or adjournments thereof.


                               By Order of the Board of Directors


                               /s/ Charles W. Clayton
                               ----------------------
                               Charles W. Clayton, Secretary

Anderson, South Carolina
April 11, 2005


TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS SOON AS POSSIBLE. IF YOU RETURN YOUR PROXY CARD, YOU RETAIN YOUR RIGHT TO VOTE AT THE MEETING.

                            HAMPSHIRE GROUP, LIMITED

                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is solicited on behalf of the Board of Directors of Hampshire Group, Limited (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 19, 2005, at 10:00 A.M., at HSBC Bank USA, 452 Fifth Avenue, Floor 11, New York, New York, or at any and all postponements or adjournments thereof, for the purposes set forth herein. This proxy statement and the accompanying proxy are first being mailed on or about April 22, 2005 to Stockholders of record as of April 7, 2005 (the "Record Date"). All expenses incident to the preparation and mailing of, or otherwise making available to the Stockholders, the notice, proxy statement and proxy, are to be paid by the Company. In addition, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send materials to their principals and the Company may reimburse them for their expenses in so doing.


                                PROXY INFORMATION

Properly signed and dated proxies received prior to or at the Annual Meeting will be voted as instructed thereon, or in the absence of such instructions will be voted as follows:

FOR the election as Directors of the Company those five persons designated as nominees.

Any Stockholder giving the proxy enclosed with this statement may cast a vote in person by revoking the proxy at the Annual Meeting. However, if your shares are held in the name of your broker, bank or other nominees, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on the Record Date. Any proxy may be revoked by notice in writing to the Secretary at any time prior to the Annual Meeting.

The Company may only send one copy of the proxy statement to multiple Stockholders that share the same address. Upon written or oral request, the Company will promptly supply such Stockholders with additional copies of the proxy statement. Such requests should be made by contacting Hampshire Group, Limited, Attention: Secretary, 215 Commerce Boulevard, Anderson, SC 29625-1303, or by calling the Company at (864) 225-6232. If Stockholders sharing the same address are receiving multiple copies of the annual report and proxy statement, such Stockholders can request delivery in the future of only a single copy of the annual report and proxy statement by contacting the Company at the above address.


                    SHAREHOLDERS ENTITLED TO VOTE AND QUORUM

Holders of record of the Common Stock, par value $0.10 (the "Common Stock") at the close of business on the Record Date, April 7, 2005, are entitled to notice of and to vote at the Annual Meeting.

The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required for a quorum to transact business at the Annual Meeting; but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Under applicable Delaware law, abstentions and broker non-votes will be counted for purposes of determining the existence of a quorum, but will not have an affect on the vote.

                            OUTSTANDING VOTING STOCK

As of the Record Date, there were 4,116,629 shares of Common Stock outstanding and entitled to vote at the Annual Meeting of Stockholders. Holders of Common Stock are entitled to one vote for each share of stock held on the Record Date.

                               BENEFICAL OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of the Record Date by: (a) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (b) each director and named executive officer of the Company designated in the section of the proxy statement captioned "Executive Officers of the Registrant"; and (c) all directors and executive officers of the Company as a group. Except as otherwise indicated, all persons listed herein have sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and record and beneficial ownership with respect to such shares.

                   Stockholder                                           Shares      Percent (1)
------------------------------------------------------------------------------------------------
Ludwig Kuttner-627/712 Plank Road, Keene VA 22946                      1,091,869 (2)  26.35%
------------------------------------------------------------------------------------------------
FMR Corp.-82 Devonshire Street, Boston MA 02109                          473,920 (3)  11.51%
------------------------------------------------------------------------------------------------
Royce & Associates LLC-1414 Avenue of the Americas, New York, NY 10019   361,400 (4)   8.78%
------------------------------------------------------------------------------------------------
AMVESCAP PLC-11 Devonshire Square, London EC2M 4YR, England              312,500 (5)   7.59%
------------------------------------------------------------------------------------------------
Heartland Advisors, Inc.-789 North Water Street, Milwaukee, WI  53202    300,000 (6)   7.29%
------------------------------------------------------------------------------------------------
Peter W. Woodworth -702 Main Street, Winona, MN 55987                    220,703 (7)   5.36%
------------------------------------------------------------------------------------------------
Martin H. Axman                                                              -          *
------------------------------------------------------------------------------------------------
Michael S. Culang                                                            -          *
------------------------------------------------------------------------------------------------
Joel Goldberg                                                              2,500        *
------------------------------------------------------------------------------------------------
Michael C. Jackson                                                           -          *
------------------------------------------------------------------------------------------------
Harvey L. Sperry                                                           5,000        *
------------------------------------------------------------------------------------------------
Eugene Warsaw                                                             11,250        *
------------------------------------------------------------------------------------------------
Irwin W. Winter                                                              100        *
------------------------------------------------------------------------------------------------
All directors and executive officers as a group (15 persons)           1,396,244      34.38%
------------------------------------------------------------------------------------------------

* Represents beneficial ownership of less than 1% of the outstanding shares of the Company's Common Stock.

(1) On April 7, 2005, the Record Date, there were 4,116,629 share of Common Stock issued and outstanding. The calculation of percentage ownership for each listed beneficial owner is based on the number of shares issued and outstanding on the Record Date, plus shares of Common Stock subject to options held by such person on the Record Date and exercisable within 60 days thereafter.

(2) LUDWIG KUTTNER. Includes 120,472 shares purchased for the account of Mr. Kuttner under the Company's Common Stock Purchase Plan for Directors and Executives (the "Common Stock Purchase Plan"), 26,956 shares issuable under presently exercisable options and 595,000 shares owned by a company controlled by Mr. Kuttner; but does not include 188,864 shares held by his spouse, nor 80,000 shares held by their sons as to which Mr. Kuttner disclaims beneficial ownership.

                                      -2-

(3) FMR CORP. Based on information contained in the Schedule 13G/A filed with the SEC on February 14, 2005, jointly by FMR Corp., Fidelity Management & Research Company ("Fidelity"), Fidelity Low Priced Stock Fund, Edward C. Johnson III, and Abigail P. Johnson. FMR Corp. is the parent company of Fidelity and members of the Johnson family and trusts for their benefit are the predominant owners of the voting stock of FMR Corp. According to the
     Schedule 13G/A, Fidelity is the beneficial owner of 473,920 shares of Common Stock, as a result of acting as investment advisor to various investment companies registered under the Investment Company Act of 1940. Further, the interests of one of those investment companies, Fidelity Low Priced Stock Fund amounted to 472,300 shares of Common Stock. According to the Schedule 13G/A, Edward C. Johnson III and FMR Corp., (i) through their control of Fidelity, each have sole power to dispose of the 473,920 shares owned by the investment funds, but do not have or share voting power with respect to the shares; and (ii) through their control of another subsidiary of FMR Corp., each have sole power to vote or direct the vote and sole power to dispose of 1,620 shares.

(4) ROYCE & ASSOCIATES LLC. Based on information contained in the Schedule 13G/A filed with the SEC on January 28, 2005, by Royce & Associates. According to the Schedule 13G/A, Royce & Associates, LLC possessed sole voting and disposition power with respect to 361,400 shares of Common Stock.

(5) AMVESCAP PLC. Based on information contained in the Schedule 13G filed with the SEC on February 15, 2005, by AMVESCAP PLC on its behalf and on behalf of its subsidiary, AIM Funds Management, Inc. According to the Schedule 13G, each of AMVESCAP PLC and AIM Funds Management, Inc. possessed sole voting and disposition power with respect to 312,500 shares of Common Stock.

(6) HEARTLAND ADVISORS, INC. Based on information contained in the Schedule 13G/A filed with the SEC on January 18, 2005, by Heartland Advisors, Inc. and William J. Nasgovitz. According to the Schedule 13G/A, each of Heartland Advisors, Inc. and William J. Nasgovitz possessed sole voting and disposition power with respect to 300,000 shares of Common Stock.

(7) PETER W. WOODWORTH. Does not include 56,652 shares held by his spouse nor 3,000 shares held by his children, as to which Mr. Woodworth disclaims beneficial ownership.


                                PERFORMANCE GRAPH

The following graph sets forth a comparison of the Company's stock performance, the S&P 500 Composite Index and the S&P Textiles & Apparel Index, in each case assuming an investment of $100 on December 31, 1999 and the accumulation and the reinvestment of dividends, where applicable, paid thereafter through December 31, 2004. The Company chose the S&P 500 Composite Index as a measure of the broad equity market and the S&P Textiles & Apparel Index as a measure of its relative industry performance.

                                [OBJECT OMITTED]

--------------------------------------------------------------------------
                      12/1999  12/2000  12/2001  12/2002  12/2003  12/2004
                      -------  -------  -------  -------  -------  -------
        HAMP            100       89      146      249      359      369
   S&P 500 Index        100       90       78       60       76       82
S&P Textile & Apparel   100      119      123      113      149      191
--------------------------------------------------------------------------

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The Company's directors are elected annually and serve until the next annual meeting and until their successors have been duly elected and qualified. The Company's Amended and Restated By-Laws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors. By resolution at the quarterly meeting on March 18, 2004, the Board of Directors established the number of directors as five. Therefore, at the Annual Meeting, five directors for the Company will be elected to serve for the ensuing year and until their successors shall be duly elected and qualified.

The Nominating Committee of the Board of Directors of the Company has nominated Ludwig Kuttner, Joel Goldberg, Michael C. Jackson, Harvey L. Sperry and Irwin W. Winter for election as directors at the Annual Meeting. Should any of these nominees not remain a candidate at the time of the Annual Meeting, proxies solicited hereunder will be voted in favor of those nominees who do remain as candidates and may be voted for substituted nominees.

The following information is furnished as to each nominee for election as a director, each of whom currently serves as a director.

LUDWIG KUTTNER               Age 58                          Director since 1977
Mr. Kuttner was elected Chairman of the Board in 1979 and has served as President and Chief Executive Officer of the Company from 1979 to 1992 and from 1994 through the present. He continues to serve as Chief Executive Officer of Hampshire Investments, Limited and as the Managing Member of K Holdings, LLC, two personal investment companies. Previously, he served in various capacities in the textile industry and as an owner and developer of real property.

JOEL GOLDBERG                Age 61                          Director since 1998
       Member of the Audit, Compensation and Nominating Committees
Dr. Goldberg is a licensed organizational consultant and has been a human resources consultant for thirty years. He is the founder and President of Career Consultants, Inc., a human resources consulting firm. Dr. Goldberg serves on the Board of Directors of Phillips-Van Heusen Corporation, Merrimac Industries, Inc., Marcal Paper Company and Modell's Inc.

MICHAEL C. JACKSON           Age 65            Director 1986-1996 and since 2001
Mr. Jackson is a founding member of Ironwood Partners, LLC and Housatonic Equity Funds, two private equity investment firms. Mr. Jackson retired from Lehman Brothers in 2004. Prior to his retirement, he was a Partner and Managing Director of Lehman Brothers for more than 35 years.

HARVEY L. SPERRY             Age 75                          Director since 1977
           Member of the Audit, Compensation and Nominating Committees
Mr. Sperry is a retired Partner of the law firm of Willkie Farr & Gallagher LLP, which provides legal services to the Company.

IRWIN W. WINTER              Age 71                          Director since 2003
           Member of the Audit, Compensation and Nominating Committees
Mr. Winter retired in 1999 from Phillips-Van Heusen Corporation, a wholesaler and retailer of branded apparel. From 1987 until retirement, he served as a member of the Board of Directors of Phillips-Van Heusen and Executive Vice President and Chief Financial Officer.

The Board of Directors has determined that Messrs. Goldberg, Sperry and Winter qualify as independent members of the Board of Directors under the definition promulgated by the NASDAQ Stock Market.

Voting and Recommendation
-------------------------
Each nominee for director must be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Under applicable Delaware law, abstentions and broker non-votes will be counted for purposes of determining the existence of a quorum, but will not have an effect on the vote.

The Board of Directors unanimously recommends a vote `FOR' each of the persons nominated for election to the Board.

                                  OTHER MATTERS

The Company knows of no other business to be acted upon at the Annual Meeting. However, if any business is properly presented at the Annual Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment.

                            COMPENSATION OF DIRECTORS

During 2004, each non-employee director received annual director fees of $40,000 and Messrs. Goldberg, Sperry and Winter each received annual committee fees of $11,250. Mr. Kuttner, an executive officer of the Company who also serves as a director, did not receive director fees. The Company reimburses the directors for expenses associated with attendance at the meetings of the Board and Committees.

             INFORMATION ABOUT COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has three standing committees:

                                 Audit Committee
                                 ---------------
The Audit Committee currently has three members, Irwin Winter (Chairman), Joel Goldberg and Harvey Sperry. The Audit Committee has the authority to retain and terminate the services of the Company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and by the NASDAQ Stock Market, as such standards apply specifically to members of audit committees. The Board of Directors has determined that Mr. Winter is a "financial expert," as the Securities and Exchange Commission has defined that term in Item 401 of Regulation S-K and has appointed him committee chairman. Please also see the report of the Audit Committee set forth on Page 12 hereof and the Audit Committee's Charter attached hereto as Appendix A.

                             Compensation Committee
                             ----------------------
The Compensation Committee currently has three members, Joel Goldberg (Chairman), Harvey Sperry and Irwin Winter. The Compensation Committee, as a Committee of the Board of Directors, has oversight responsibility relating to officer and senior management compensation, succession planning for senior management, and such other duties as directed by the Board of Directors. All members of the Compensation Committee qualify as independent under the definition promulgated by the NASDAQ Stock Market. Please also see the report of the Compensation Committee set forth on Page 11 hereof.

                              Nominating Committee
                              --------------------
The Nominating Committee currently has three members, Harvey Sperry (Chairman), Joel Goldberg and Irwin Winter. All members of the Nominating Committee qualify as independent under the definition promulgated by the NASDAQ Stock Market.

The Nominating Committee, as a Committee of the Board of Directors, is responsible to search for candidates to serve as directors of the Company and determines the qualification of the candidates. The Nominating Committee may consider candidates recommended by Stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which the Company operates, possible conflicts of interest, diversity, the extent to which the candidate would fill present needs on the Board of Directors, and concern for the long-term interest of the Stockholders. In general, persons recommended by Stockholders will be considered on the same basis as candidates from other sources. If a Stockholder wishes to nominate a candidate to be considered for election as a director at the 2005 Annual Meeting of Stockholders, it must follow the procedures described in "Stockholder Proposals and Nominations For Directors." If a Stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating Committee, it should submit by mail any pertinent information regarding the candidate to the Chairman of the Nominating Committee c/o
Hampshire  Group,  Limited,  215 Commerce  Boulevard,  Anderson,  South Carolina
29625.

The Nominating Committee also recommends candidates for committee membership.

A copy of the Nominating Committee's Charter is attached hereto as Appendix B.

                    NUMBER OF MEETINGS AND MEETING ATTENDANCE

During the fiscal year ended December 31, 2004, the Board of Directors held five meetings, the Audit Committee held eight meetings, the Compensation Committee held five meetings and the Nominating Committee held one meeting. Each Director attended all of the meetings of the Board and Committees on which he served. The Board of Directors has adopted a policy under which each director is strongly encouraged to attend each Annual Meeting of our Stockholders. All of the Company's directors attended the Company's 2004 Annual Meeting.

                     SHAREHOLDER COMMUNICATIONS TO THE BOARD

Generally, Stockholders who have questions or concerns should contact the Company's Investor Relations Department at (864) 225-6232. However, any Stockholder who wishes to address questions regarding the Company's business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman or individual member of the Board of Directors, c/o Hampshire Group, Limited, 215 Commerce Boulevard, Anderson, South Carolina 29625.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

The   Compensation   Committee  is   responsible   for   determining   executive
compensation. The Committee reviews and recommends to the Board of Directors cash and other compensation, including stock options, to be paid to management.

COMPENSATION OF ALL EXECUTIVES. The Committee believes that, in order to maximize the Company's profitability, the Company must attract, motivate and retain highly qualified executives. To this end, the Company attempts to provide its executives with competitive salaries and incentives, including equity-based compensation, intended to align the interests of executives with that of Stockholders.

DEDUCTIBILITY OF COMPENSATION EXPENSE. Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to publicly held corporations for compensation over $1 million for its Chief Executive Officer or any of its four other highest paid executive officers. Certain performance-based compensation is not subject to the deduction limit if certain requirements are met.

The Committee intends to administer executive compensation programs in such a way that anticipated compensation would be fully deductible under the Internal Revenue Code, including submitting plans for Stockholder approval when necessary.

ANNUAL COMPENSATION. Annual compensation for executives consists of a salary and an incentive bonus with emphasis on lower base salary and higher incentive bonuses.

BONUSES. Incentive bonuses for Company officers are based on annual goals established by the Committee. The incentive bonus is based on the Company achieving after-tax income goals established by the Committee. The Hampshire Group, Limited Management Incentive Bonus Plan (the "Bonus Plan") was approved by the Stockholders of the Company at a Special Meeting on November 21, 2002. The Bonus Plan is designed to allow the Company to pay "performance-based" compensation that is exempt from the deduction limitation of Section 162(m). As a result of the adoption of the Bonus Plan, the Company will be entitled to a tax deduction for all compensation paid to the Named Executive Officers for 2004. Incentive bonuses for executives of Hampshire Designers and Item-Eyes are provided by a profit incentive plan, based on pre-tax profits of the respective company, either in accordance with employment agreements, or by management with the approval of the Committee.

CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. Kuttner's compensation is based on his employment agreement with the Company, which provides for an annual salary of $600,000, annual incentive bonus compensation equal to 6.67% of net after-tax income of the Company and an annual deferred compensation payment of $300,000. The incentive bonus paid to Mr. Kuttner for 2004 reflected the achievement of the established goals.

LONG-TERM INCENTIVE COMPENSATION. Long-term incentive compensation consists of grants of stock options. Long-term incentive compensation awards are based on the individual responsibilities of the executive, Company financial results and financial performance of particular profit centers. Awards of stock options by the Committee are made on a subjective basis after the Committee's evaluation of an executive's performance. No stock option awards were granted during 2004.

The Compensation Committee has provided this report.

                                        COMPENSATION COMMITTEE
                                        DR. JOEL GOLDBERG, CHAIRMAN
                                        HARVEY L. SPERRY
                                        IRWIN W. WINTER

                       EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of Hampshire Group, Limited, who are elected by and serve at the discretion of the Board of Directors of the Company, are as follows:

     Name         Age                       Office
-----------------------------------------------------------------------------
Ludwig Kuttner    58   Chairman of the Board, President and
                         Chief Executive Officer, Hampshire Group, Limited
-----------------------------------------------------------------------------
Marc Abramson     51   President,
                         Item-Eyes, Inc.
-----------------------------------------------------------------------------
Martin Axman      77   Chief Executive Officer,
                         Item-Eyes, Inc.
-----------------------------------------------------------------------------
Susan Chu         41   Vice President and Counsel,
                         Hampshire Group, Limited
-----------------------------------------------------------------------------
Roger Clark       52   Vice President Finance and Principal Accounting Officer,
                         Hampshire Group, Limited
-----------------------------------------------------------------------------
Charles Clayton   67   Executive Vice President, Chief Financial Officer,
                         Secretary and Treasurer, Hampshire Group, Limited
-----------------------------------------------------------------------------
Michael Culang    55   Chief Executive Officer,
                         Men's Division of Hampshire Designers, Inc.
-----------------------------------------------------------------------------
Edward Hurley     56   Executive Vice President and Chief Operating Officer,
                         Hampshire Designers, Inc.
-----------------------------------------------------------------------------
Jeffrey Meier     57   Vice President Global Sourcing,
                         Hampshire Group, Limited
-----------------------------------------------------------------------------
Renee McGovern    48   Chief Executive Officer,
                         Women's Division of Hampshire Designers, Inc.
-----------------------------------------------------------------------------
Eugene Warsaw     77   Senior Executive Vice President and Chief
                         Marketing Officer, Hampshire Group, Limited
-----------------------------------------------------------------------------

LUDWIG KUTTNER has served as Chairman of the Board of Directors of the Company since 1979 and was President and Chief Executive Officer of the Company from 1979 to 1992 and from 1994 through the present. He continues to serve as Chief Executive Officer of Hampshire Investments, Limited and as the Managing Member of K Holdings, LLC, two personal investment companies. Previously, he was engaged in various capacities in the textile industry and as an owner and developer of real property.

MARC ABRAMSON has served as President of Item-Eyes, Inc. since its acquisition in August 2000. He had served as Vice President of sales of the predecessor company from 1983 to 2000 and previously served as the national sales manager of Soko Separates.

MARTIN AXMAN has served as Chief Executive Officer of Item-Eyes, Inc. since its acquisition in August 2000. He founded Item-Eyes, Inc. in 1979 and was the majority owner until its acquisition by the Company.

SUSAN CHU, has served as Vice President and Counsel of the Company since 1999. Prior to joining the Company, Ms Chu was employed with Piper & Marbury LLP, a national law firm.

ROGER CLARK, Vice President Finance and Principal Accounting Officer, joined the Company in 1999 as Vice President Finance. Prior to joining the Company, he served as Executive Vice President and Chief Financial Officer of a privately owned apparel manufacturing company.

CHARLES CLAYTON served as Chief Financial Officer from 1984 through 2000 and from October 2003 through the present. He served as Vice President Finance and Controller from 1978 to 1983 and has served as Secretary and Treasurer since 1984. Prior to joining the Company, Mr. Clayton was employed with Price Waterhouse & Co., an international accounting firm.

MICHAEL CULANG served as President of Hampshire Brands, the Men's Division of Hampshire Designers, Inc., since 1997 and was promoted in 2004, to Chief Executive Officer of the Men's Division. Prior to joining Hampshire, Mr. Culang served as President of Somerset Knitting Mills, a Division of Phillips-Van Heusen from 1986 through 1997.

EDWARD HURLEY has served as Executive Vice President and Chief Operations Officer of Hampshire Designers, Inc. since 1993. He served as Vice President of Operations and Controller from 1986 to 1993. Previously, he was Controller of the Finishing Division of Springs Industries.

JEFFREY MEIER joined Hampshire Group in April 2004 as Vice President of Global Sourcing. Prior to joining the Company, he was employed as Chief Executive Officer of Ophir Holdings, Limited from 2002 and served as Executive Vice President International Sourcing for Tommy Hilfiger from 1995 through 2001. Previously, Mr. Meier was employed with Liz Claiborne and Fruit of the Loom in positions of responsibility for international sourcing.

RENEE MCGOVERN joined the Company as Chief Executive Officer of the Women's Division of Hampshire Designers, Inc. in October 2004. Prior to joining the Company, Ms. McGovern served as Group President at Amerex, Inc. from 2003 through 2004. Previously, she served as President of Special Markets at Liz Claiborne from 2000 through 2003, and President of David Dart Design Group, a division of Kellwood Company. Ms. McGovern also had experience in retail with Nordstrom and Federated Department Stores.

EUGENE WARSAW served as a director of the Company from 1994 through 2004 and President and Chief Executive Officer of Hampshire Designers, Inc., a subsidiary of the Company, from 1987 through 2004. Prior to joining the Company, Mr. Warsaw served as President and Chief Executive Officer of the Private Label Sportswear Division of Phillips-Van Heusen and President of Somerset Knitting Mills.



                        COMPLIANCE WITH SECTION 16(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

The Company assists the directors and executive officers in filing reports pursuant to Section 16 of the Securities Exchange Act of 1934, including Form 4 transaction reports, for those reporting persons who so requested and who agreed to advise the Company of changes in the ownership of the Company's equity securities. To the best of the Company's knowledge and belief, based solely on the review of reports filed with the Securities and Exchange Commission and upon written representations by directors and certain executive officers, there were no delinquent Section 16 reports during the fiscal year ended December 31, 2004.

                    COMPENSATION OF NAMED EXECUTIVE OFFICERS

The following table sets forth information regarding the compensation of the Company's Chief Executive Officer and its four next most highly compensated executive officers (the "Named Executive Officers") for the years 2004, 2003 and 2002.


                                           Annual Compensation
                                      ----------------------------    Long-Term      All Other
Name and Principal Position     Year    Salary     Bonus    Other    Compensation   Compensation
 ------------------------------------------------------------------------------------------------
Ludwig Kuttner                  2004 $  600,000  $  848,333    -          -          $348,459 (1)
Chairman, President and         2003    400,000     850,850    -          -           232,910
Chief Executive Officer         2002    400,000   1,193,360    -          -           223,229
-------------------------------------------------------------------------------------------------
Eugene Warsaw                   2004  1,000,000     398,685    -          -             4,000 (3)
Senior Executive Vice           2003    350,000   1,547,899    -          -            93,186 (2)
President and                   2002    350,000   1,888,395    -          -           564,814 (2)
Chief Marketing Officer
-------------------------------------------------------------------------------------------------
Michael S. Culang               2004    300,000     834,719    -          -             4,000 (3)
President Men's Division        2003    300,000   1,257,394    -          -             4,000
of Hampshire Designers, Inc.    2002    300,000     757,190    -          -             4,000
-------------------------------------------------------------------------------------------------
Corey Greenberg (4)             2004    300,000     828,900    -          -             4,000 (3)
President, Women's Division     2003    300,000   1,103,327    -          -             4,000
of Hampshire Designers, Inc.    2002    300,000     861,497    -          -             4,000
-------------------------------------------------------------------------------------------------
Martin H. Axman                 2004    580,000         -      -          -               -
Chief Executive Officer,        2003    580,000     122,400    -          -               -
Item-Eyes, Inc.                 2002    580,000       9,000    -          -               -
-------------------------------------------------------------------------------------------------

(1) Pursuant to the terms of a deferred compensation plan, Mr. Kuttner was awarded a contribution of $300,000 for the year ending 2004 and interest of $40,459 has been accrued on the aggregate balance pursuant to the Plan. Further, $8,000 was contributed on behalf of Mr. Kuttner to the Hampshire Group, Limited 401(k) Retirement Saving Plan.

(2) Pursuant to the terms of Mr. Warsaw's employment agreement, he shall be paid post retirement benefits in the amount of $1,450,000 over a three-year period commencing January 2007. In accordance with the terms of this unfunded deferred compensation arrangement, the Company has accrued $89,186 during 2003 and $560,814 in 2002, pursuant to the agreement.

(3) Represents contribution on behalf of the executive to the Hampshire Group, Limited 401(k) Retirement Saving Plan.

(4) Mr. Greenberg's employment with the Company terminated as of February 28, 2005, by mutual agreement.

No stock option awards were granted during 2004 to any of the Named Executive Officers.

The following table sets forth information regarding the exercise of options during 2004 and the number and value of unexercised options held at year-end by each of the Named Executive Officers.

                AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR
                       AND DECEMBER 31, 2004 OPTION VALUES
                                       Number of Securities   Value of Unexercised
                 Number of            Underlying Unexercised  In-the-Money Options
                   Shares              Options at 12/31/04        at 12/31/04
                 Acquired on   Value       Exercisable/           Exercisable/
     Name         Exercise    Realized    Unexercisable        Unexercisable (1)
----------------------------------------------------------------------------------
Ludwig Kuttner     3,044     $ 62,910   20,000/ 6,956         $472,500/$164,336
Eugene Warsaw     10,000      131,750      -  /   -                -  /     -
Michael Culang     2,500       52,225      -  /   -                -  /     -
Corey Greenberg    2,625       43,055    1,125/   -             13,828/     -
Martin Axman      20,000      323,175      -  /   -                -  /     -
-----------------------------------------------------------------------------------

(1) The averages of the closing bid and ask price of the Company's Common Stock as reported by the NASDAQ National Market on December 31, 2004 was $32.25.

The following table provides information as of December 31, 2004, with respect to shares of the Company's Common Stock that may be issued under equity compensation plans.

                      EQUITY COMPENSATION PLAN INFORMATION
                                                                  Number of securities
                        Number of securities  Weighted-average   remaining available for
                         to be issued upon    exercise price of   future issuance under
                             exercise of        outstanding      equity compensation plans
    Plan category       outstanding options,  options, warrants  (excluding securities in
                        warrants and rights     and rights            column (a))
---------------------- ---------------------- -----------------  ------------------------
                                 (a)                (b)                     (c)
---------------------- ---------------------- -----------------  ------------------------
Equity compensation
plans approved by               56,656             $12.13               460,975
security holders
---------------------- ---------------------- -----------------  ------------------------
Equity compensation
plans not approved by            None                N/A                  None
security holders
---------------------- ---------------------- -----------------  ------------------------
   Total                        56,656             $12.13               460,975
---------------------- ---------------------- -----------------  ------------------------


                              EMPLOYMENT AGREEMENTS

Ludwig Kuttner has an employment agreement with the Company as of January 1, 2005, which provides for an annual salary of $600,000, annual incentive compensation equal to 6.67% of the net after tax earnings of the Company and an annual deferred compensation payment of $300,000. The employment agreement may be terminated by the Company at any time. If the Company terminates the employment agreement without cause, Mr. Kuttner would receive a termination payment equal to three times his average annual compensation for the five calendar years proceeding the year in which the termination occurs, paid in 36 equal monthly installments. Mr. Kuttner may terminate the employment agreement upon six month's written notice.

Mr. Kuttner would receive the termination payment defined above, payable in a lump sum, if he terminates his employment within 180 days after a change of control, which would include a merger where the Company did not survive, a sale by the Company of substantially all of its assets, or the election of a majority of the directors who had not been nominated by the existing board of directors, and fifty percent of the termination payment if he terminates his employment with six months notice. Mr. Kuttner's spouse, or his designated beneficiary would receive an amount equal to the termination payment if he were to die while employed by the Company, plus the proceeds of a $3 million life insurance policy. The Company carries insurance on the life of Mr. Kuttner to cover such contingency.

EUGENE WARSAW has an employment agreement with the Company through December 31, 2006, which provides for an annual salary of $500,000 for 2005 and 2006. In addition, he shall receive an annual incentive bonus of 2% of the net after tax earnings of the Company. The employment agreement also provides for the payment of post retirement benefits to Mr. Warsaw in the amount of $1,450,000, plus accrued interest thereon, payable over three years commencing 2007. In prior years, the Company has accrued an amount equal to the post retirement benefits payable to Mr. Warsaw.

MICHAEL S. CULANG has an employment agreement with Hampshire Designers, Inc. as of January 1, 2005, which provides for an annual salary of $450,000 and an incentive bonus based on the pre-tax income of Hampshire Brands, a Division of Hampshire Designers, Inc. which shall not exceed 1.68 times his annual salary. The employment agreement may be terminated by the Company at any time upon six month's written notice or by the executive upon three month's written notice.

COREY GREENBERG'S employment agreement with Hampshire Designers, Inc. was terminated effective February 28, 2005, by mutual agreement.

MARTIN H. AXMAN has an employment agreement with Item-Eyes, Inc. through September 6, 2005, which provides for an annual salary of $580,000 and an incentive bonus based on the adjusted pre-tax income of Item-Eyes, Inc.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Dr. Goldberg and Mr. Sperry have served as members of the Compensation Committee since 1998 and 2000, respectively, and Mr. Winter was appointed to the Committee in 2004. No member of the Committee is, or has been, an officer or an employee of the Company.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is comprised solely of independent Directors complying with the Company's Amended Audit Committee Charter, which takes into account the need to satisfy the independent criteria as defined by Rule 4200(a)(15) of the National Association of Securities Dealers Marketplace Rules. In addition, the Board of Directors has determined that Irwin Winter meets the Securities and Exchange Commission requirements for, and has designated him as the Audit Committee Financial Expert, as well as Committee Chairman.

The Board of Directors has adopted a charter for the Audit Committee that specifies the Audit Committee's duties and responsibilities.

With respect to the audited consolidated financial statements for the year ended December 31, 2004, the Audit Committee has reviewed and discussed the statements with management and the engagement partner of Deloitte & Touche LLP ("Deloitte"). Further, the Audit Committee has discussed with the Deloitte engagement partner the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 - Independence Discussions with Audit Committees, as in effect as of the date hereof, and the Committee has discussed with the engagement partner of Deloitte that firm's independence.

In the opinion of the Audit Committee, the non-audit services performed by Deloitte do not affect their independence.

Based upon the reviews and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2004, be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

The Audit Committee has been advised that in all probability the Company will be required to have an attestation on its systems and internal controls regarding financial reporting for the year ended December 31, 2005 pursuant to the requirements of the Sarbanes-Oxley Act adopted in 2002.

The Audit Committee has provided this report.

                                 AUDIT COMMITTEE

                                 IRWIN W. WINTER, CHAIRMAN
                                 DR. JOEL GOLDBERG
                                 HARVEY L. SPERRY

                          POLICY OF AUDIT COMMITTEE ON
                            PRE-APPROVAL OF AUDIT AND
                        PERMISSIBLE NON-AUDIT SERVICES OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Consistent with Securities and Exchange Commission policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent registered accounting firm for the next year's audit, management will submit a listing of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

     1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

     2. Audit-Related Services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, sales and disposals, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

     3. Tax Related Services include all services performed by the independent auditor's tax personnel except those services specifically related to the audit of the financial statements, and include fees in the areas of tax compliance, tax planning, and tax advice.

     4. Other Fees are those associated with services not captured in the above categories. The Company generally does not request such services from the independent registered accounting firm.

Prior to engagement, the Audit Committee obtains detailed information as to the particular services to be provided, and then completes its pre-approval process. The fees are budgeted and the Audit Committee requires the independent registered accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP ("Deloitte") has served as independent registered public accounting firm for the Company since 1999. A Deloitte representative will be present at the Annual Meeting and will have the opportunity to make a statement if he desires to do so and will be available to respond to questions from Stockholders.

Audit Fees
----------
The aggregate fees of Deloitte for professional services for the audit of the Company's annual consolidated financial statements as of and for the year ended December 31, 2004 and for the limited reviews of the Company's unaudited consolidated financial statements for the first three quarters of 2004 were $228,000 and expenses related thereto were $17,373. The aggregate fees for the audit and quarterly reviews for the Company for the year 2003 were $166,725 and expenses related thereto were $7,973.

Audit Related Fees
------------------
During 2004, Deloitte provided audit services relating to Sarbanes-Oxley readiness for which they were paid fees of $20,866 and expenses of $3,821 related thereto. During 2003, Deloitte provided audit services relating to the disposal of the investment segment for which they were paid fees of $21,219 and expenses related thereto were $4,911.

Tax Related Fees
----------------
The aggregate fees billed to the Company during 2004 and 2003 for tax related services rendered by Deloitte were $44,300 and $42,500, respectively, plus related expenses of $1,074 and $2,209 for the two years.

All Other Fees
--------------
Other fees billed to the Company by Deloitte during 2004 and 2003 were $1,939 and $363, respectively.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company's Audit Committee reviews and approves in advance all related-party transactions.

The Company leases two buildings from a company in which Ludwig Kuttner, Chairman and Chief Executive Officer of the Company, has a 96% beneficial ownership and Charles W. Clayton, Chief Financial Officer of the Company, has a 4% beneficial ownership. Rent expense under such leases for the years ended December 31, 2004 was approximately $153,000. The terms of the leases were approved by the Board of Directors of the Company based on independent confirmation that the leases are fair and reasonable and are at market terms.

Mr. Kuttner and Roger B. Clark, Vice President Finance and Principal Accounting Officer, continue to participate in the management of the real estate investment company formally owned by the Company and Mr. Kuttner serves as the managing member of K Holdings, LLC, a personal investment company. Such participation does not, in the judgment of the Company, interfere with the performance by Messrs. Kuttner and Clark of their duties for the Company.

The Company entered into a service agreement with an affiliated company, owned by certain officers of Item-Eyes, Inc., to warehouse and distribute approximately 30% of its women's related separates products. The service agreement provides that a fee be paid on a per unit shipped basis. The service agreement expires August 31, 2005. Fees paid for the years ended December 31, 2004 were $2,288,000.

                       CODE OF ETHICS AND BUSINESS CONDUCT

The Company has adopted a Code of Ethics and Business Conduct for its directors and officers (including its principal executive officer, principal financial officer, chief accounting officer, treasurer and controllers). The Code of Ethics and Business Conduct has been filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2004. It is also available at the Company's website at www.hamp.com; or a copy may be obtained free of charge by submitting a written request to: Hampshire Group, Limited, Attn:
Secretary, 215 Commerce Boulevard, Anderson, SC 29625-1303

               STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTORS

Proposals of Stockholders intended to be presented at the Annual Meeting for 2006 must be received by the Company no later than December 23, 2005, to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Such proposals should be addressed to: Hampshire Group, Limited, Attn.: Secretary, 215 Commerce Boulevard, Anderson, SC 29625-1303.

If the Company does not receive notice of any matter to be considered for presentation at the Annual Meeting by March 8, 2006, management proxies may confer discretionary authority to vote on matters presented at the Annual Meeting by a Stockholder in accordance with Rule 14a-4 under the Securities Exchange Act of 1934.


                                 By order of the Board of Directors,

                                 /s/ Ludwig Kuttner
                                 -----------------------------------
                                 Ludwig Kuttner
                                 Chairman of the Board of Directors


Anderson, South Carolina
April 11, 2005


The Company's Annual Report on Form 10-K for the year ended December 31, 2005 (other than exhibits which provides additional information about the Company) filed with the Securities and Exchange Commission, is available on the internet at www.hamp.com and is available in paper form, free of charge to the beneficial owners of the Company's Common Stock upon written request to:

                   Hampshire Group, Limited, Attn: Secretary,
                   215 Commerce Boulevard, Anderson, SC 29625
                        or email to: cclayton@hamp.com.

===============================================================================
       STOCKHOLDERS ARE URGED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN
       THE ENCLOSED PROXY CARD. YOUR COOPERATION IS GREATLY APPRECIATED.

                                                                   APPENDIX A

                            HAMPSHIRE GROUP, LIMITED
                         AMENDED AUDIT COMMITTEE CHARTER
I.   PURPOSE

     The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Hampshire Group, Limited (the "Corporation") is to oversee the accounting and financial reporting processes and the audits of the financial statements of the Corporation.

II.  COMPOSITION/MEMBERSHIP

     A. The Committee shall be comprised of three or more members of the Board each of whom must:

          1. Be independent, as defined in NASDAQ's listing requirements and meet the criteria for independence set forth in the Securities and Exchange Act of 1934 and any regulations promulgated there under, each as applicable and each as may be amended from time to time;

          2.  Not  have   participated  in  the  preparation  of  the  financial
     statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years; and

          3. Be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.

     In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     B. The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair of the Committee is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The presence in person or by telephone of a majority of the Committee's members shall constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of the members present at a meeting of the Committee at which a quorum is present. As part of its job to foster open communication, the Committee should meet at least annually with the executive management of each reporting segment of the Corporation in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

     The Committee shall maintain and submit to the Board copies of minutes of each meeting of the Committee, and each written consent to action taken without a meeting, reflecting the actions so authorized or taken by the Committee since the preceding meeting of the Board. A copy of the minutes of each meeting shall be placed in the Audit Committee's minute book.

IV.  CHARTER AMENDMENTS

     Any member of the Committee may submit proposed Charter amendments to the Board. The Board shall circulate any proposed charter amendment(s) to members of the Committee immediately upon receipt. By a majority vote, the Board may approve the amendments to the Charter.

V.   RESPONSIBILITIES, DUTIES AND AUTHORITY

     To fulfill its responsibilities and duties the Committee shall, and has the authority to:

     A.Documents/Reports Review

          1. Review and reassess the adequacy of and update as needed this Charter periodically, but at least annually, as conditions dictate.

          2. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations", and recommend to the Board whether the audited financial statements should be included in the Corporation's Form 10-K.

          3. Review and discuss with management and the independent auditor the Corporation's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

          4. Discuss with management and the independent auditor the Corporation's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made). The Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance.

          5. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements, including any significant changes in the Corporation's selection or application of accounting principles, any major issues as to the adequacy of the Corporation's internal controls and any special steps adopted in light of material control deficiencies.

          6. Review disclosures made to the Committee by the Corporation's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

     B.  Independent Auditors

          1. Make the selection of the independent auditors, considering the independence and effectiveness of the independent auditors. On at least an annual basis, the Committee should obtain and review a report from the independent auditor regarding (a) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (b) any steps taken to deal with any such issues, and (c) the relationships between the independent auditor and the Corporation and the services provided by the independent auditor to the Corporation that may impact the objectivity and independence of the auditor. Such reports must include a formal written statement consistent with Independence Standards Board Standard 1. The Committee must take, or recommend that the full Board take, appropriate action to oversee the independence of the outside auditor.

          2. Be responsible for the appointment, compensation, retention and oversight of the work of the registered public accounting firm engaged (including resolution of disagreements between management and the independent accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the corporation. Such accounting firm must report directly to the Committee.

          3. Review the performance of the independent auditors and recommend or approve any proposed termination, replacement or other discharge of the independent auditors when circumstances warrant.

          4. Periodically consult with the independent auditors out of the presence of management about internal controls and procedures and the completeness and accuracy of the Corporation's financial statements.

          5. Review and pre-approve all audits and permitted non-audit services to be provided by the Corporation's independent auditors, including, without limitation the proposed fee structure of such proposals.

          6. Review with the independent auditors for the Corporation the audit report provided by the Corporation's independent auditors, which should include:

               (a) All critical accounting policies and practices to be used;

               (b) All  alternative  treatments  within  GAAP for  policies  and practices related to material items that have been discussed with management of the Corporation, including the ramifications of using the alternative treatments and the treatment preferred by the independent auditors; and

               (c) Other material written communications between the independent auditors and management such as any management letter or schedule of unadjusted differences.

     7. Ensure that the lead (or concurring) audit partner serves in that capacity with respect to the Corporation for no more than five consecutive years. Ensure that any partner other than the lead or concurring partner serves no more than seven years at the partner level on the Corporation's audits.

     8. Set clear policies for the Corporation's hiring of employees or former employees of the independent auditor.

     C.  Financial Reporting Processes

          1. Oversee the accounting and financial reporting processes of the Corporation and the audits of the financial statements of the Corporation.

          2. In consultation with the independent auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

          3. Consider and assess the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

          4. Consider and approve material changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors and management.

          5. Review with management and the independent auditors any matters required to be discussed by Statement on Auditing Standards No. 61, as amended, related to the conduct of the audit.

          6. Discuss with management the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation's risk assessment and risk management policies.

     D.  Process Improvement

          1. Establish regular and separate systems of reporting to the Committee by each of management and independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

          2. Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

          3. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

          4. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

          5. Make regular reports to the Board, which shall include a review of any issues that arise with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements and the performance and independence of the Corporation's independent auditor.

     E.  Ethical and Legal Compliance

          1. Review and update periodically the Corporation's Code of Ethics and ensure that management has established a system to enforce this Code.

          2. Review management's monitoring of the Corporation's compliance with its Code of Ethics and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

          3. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

          4. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

          5. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

          6. Approve all related party transactions entered into by the Corporation with any of the Corporation's directors or executive officers.

     F. Complaints

          1. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters.

          2. Establish procedures for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

     G.  Engage Advisors

          1. Engage independent counsel and other advisers, as the Committee deems necessary to carry out its duties.

     H.  Funding

     Determine the appropriate funding needed by the Committee for payment of:

          1. Compensation to any registered public accounting firm engaged for the purposes of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation;

          2. Compensation to any independent counsel and other advisers employed by the Committee as it deems necessary to carry out its duties; and

          3. Ordinary administrative expenses of the Committee that is necessary or appropriate in carrying out its duties.

     I.  Other

          1. Review, evaluate and reassess the performance of the Committee annually and discuss such annual performance evaluation with the Board.

          2. Do every other act incidental to, arising out of or in connection with, the authority granted to the Committee hereby or the carrying out of the Committee's duties and responsibilities hereunder.

VI.  LIMITATION OF COMMITTEE'S ROLE

     While the Committee has the authority, powers, and responsibilities set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable legal, accounting, and other requirements. These are the responsibilities of the Corporation's management and the independent auditors.

                                                                   APPENDIX B

                            HAMPSHIRE GROUP, LIMITED
                          NOMINATING COMMITTEE CHARTER

I.   PURPOSE

     The purpose of the Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Hampshire Group, Limited (the "Company") is to make recommendations on the composition of the Board.

II.  COMPOSITION/MEMBERSHIP

     The  Committee  shall be appointed by the Board and shall  consist of three
(3) or more directors, as determined by the Board from time to time, each of whom shall be an independent director of the Company and shall meet the applicable independence requirements of NASDAQ and shall be selected and retained in compliance with all applicable rules, regulations and statutes. Each Committee member shall serve until a successor to such member is duly elected and qualified or until such member's resignation or removal from the Board or the Committee. The Chairman of the Committee shall be designated by the Board.

III. MEETINGS

     The Committee shall hold such regular meetings as may be necessary or advisable, but no less frequently than annually, and hold such special meetings as may be called by the Committee's Chairman or the Chairman of the Board. The presence in person or by telephone of a majority of the Committee's members shall constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of its members present at a meeting of the Committee at which a quorum is present.

     The Chairman of the Committee should consult with Company management in the process of establishing agendas for Committee meetings.

     The Committee shall maintain and submit to the Board copies of minutes of each meeting of the Committee, and each written consent to action taken without a meeting, reflecting the actions so authorized or taken by the Committee at such meeting of the Committee. A copy of the minutes of each meeting shall be placed in the Company's minute book.

IV.   CHARTER AMENDMENT

     Any member of the Committee may submit to the Board proposed amendments to this Committee Charter. The Board shall circulate any proposed Charter amendment(s) to members of the Committee promptly upon receipt. By a majority vote, the Board may approve the amendments to this Charter.

V.    RESPONSIBILITIES, DUTIES AND AUTHORITY

     To fulfill its responsibilities and duties the Committee shall, and has the authority to:

     A. Establish criteria and procedures for identifying candidates for the Board; periodically review potential candidates, including those submitted in accordance with the By-Laws or proxy materials of the Company, and recommend to the Board nominees for election as directors of the Company; and have the sole authority to hire and terminate the services of any search firm used in the identification of director candidates and approve such search firm's fees and other terms and conditions of such engagement.

     B. Perform any other activities consistent with this Charter and the Company's By-Laws as the Committee, the Board, the Chairman of the Board and/or the Chief Executive Officer of the Company, if not the Chairman, deems necessary or appropriate.

     C. Review and reassess, at least annually, the adequacy of this Charter and recommend to the Board for its consideration any improvements in this Charter that the Committee deems necessary or appropriate.

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
           HAMPSHIRE GROUP, LIMITED FOR ANNUAL MEETING OF STOCKHOLDERS
------------------------------------------------------------------------------

The undersigned Stockholder(s) of Hampshire Group, Limited (the "Company"), having received Notice of the Annual Meeting of Stockholders to be held on May 19, 2005 and the Proxy Statement accompanying such Notice, hereby constitutes and appoints Ludwig Kuttner and Harvey L. Sperry, and each of them, with several powers of substitution, for and in the name, place and stead of the undersigned, to attend the meeting and vote all shares of common stock of the Company, which the undersigned would be entitled to vote at the Annual Meeting, to be held at HSBC Bank USA, 452 Fifth Avenue, New York, New York, on May 19, 2005, at 10:00 A.M. and at any and all adjournments thereof, with all power the undersigned would possess if personally present.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any and all postponements or adjournments thereof.

Proposal No. 1: Election of five directors. Nominees: 01-Ludwig Kuttner; 02-Joel Goldberg; 03-Michael C. Jackson; 04-Harvey L. Sperry; and 05-Irwin W. Winter.

(  ) For all nominees listed above  (  ) Withhold authority to vote for all nominees
(  ) Withhold authority to vote for any individual nominee ___, ___, ___, ___.
                                         (write numbers of nominee(s) above).

This proxy will be voted as directed; but if no direction is indicated it will be voted FOR the election of the five nominees for director listed above.

                     Number of shares: __________

                     Dated:  _______________, 2005

                     Signature(s) _________________________________________

                                  _________________________________________


                                  Please sign exactly as name(s) appear(s) on the stock certificate. For joint accounts, all co-owners must sign and Executor, Administrators, Trustees, etc. should so indicate when signing.